Execution Version of 11/17/97



          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.








                            FIBER OPTIC USE AGREEMENT


                                     between


                                   FIVECOM LLC


                                       and


                         TELEPORT COMMUNICATIONS BOSTON




                                November 18, 1997

                                TABLE OF CONTENTS




1.       TCG Fibers...............................................................................................1
         1.1      Route...........................................................................................1
         1.2      Specifications..................................................................................1
         1.3      Completion......................................................................................1

2.       Completion...............................................................................................2
         2.1      Testing and Completion..........................................................................2
         2.2      Failure to Meet Specifications..................................................................2

3.       Deliverables.............................................................................................2

4.       Term.....................................................................................................2
         4.1      Initial Term....................................................................................2
         4.2      Extension.......................................................................................2

5.       Payments By TCG..........................................................................................3
         5.1      Basic Rate and First Payment for TCG Fibers.....................................................3
         5.2      Reduction.......................................................................................3
         5.3      Outage Credit...................................................................................3
         5.4      Payment for TCG Built Fiber.....................................................................3

6.       Maintenance and Repair of the TCG Fibers.................................................................3
         6.1      FiveCom's Obligations...........................................................................3
         6.2      Emergency Maintenance...........................................................................4
         6.3      Routine Maintenance.............................................................................4
         6.4      Availability of TCG Fibers......................................................................4
         6.5      Discontinuance by FiveCom.......................................................................4
         6.6      Replacement.....................................................................................5

7.       Representations..........................................................................................5
         7.1      By FiveCom......................................................................................5
         7.2      By TCG..........................................................................................5

8.       Taxes....................................................................................................5

9.       Limitation on Liability; Indemnification.................................................................6
         9.1      Consequential Damages...........................................................................6
         9.2      Indemnification.................................................................................6
         9.3      Third Parties...................................................................................6

10.      Force Majeure............................................................................................6



11.      Permits and Required Rights-of-way.......................................................................7

12.      Relocation of TCG Fibers.................................................................................7

13.      Use of the TCG Fibers....................................................................................7

14.      Confidentiality..........................................................................................7

15.      Default and Termination..................................................................................7
         15.1     By TCG..........................................................................................7
         15.2     By FiveCom......................................................................................8
         15.3     Remedies Cumulative.............................................................................8
         15.4     Optional Termination by TCG.....................................................................8

16.      Notices..................................................................................................8

17.      Assignment; Succession...................................................................................9
         17.1     By TCG..........................................................................................9
         17.2     By FiveCom......................................................................................9

18.      Vendors.................................................................................................10

19.      Governing Law...........................................................................................10

20.      Dispute Resolution......................................................................................10
         20.1     Arbitration....................................................................................10
         20.2     Continuation of Service........................................................................10

21.      Miscellaneous...........................................................................................11
         21.1     Headings.......................................................................................11
         21.2     Amendments.....................................................................................11
         21.3     No Waiver......................................................................................11

22.      Defined Terms...........................................................................................11

23.      Entire Agreement........................................................................................11


EXHIBIT 1.1(a)             Route and Demarcation Points for TCG Fibers
EXHIBIT 1.1(b)             TZG Built Fibers
EXHIBIT 1.2                Technical Specifications
EXHIBIT 2.1                Completion Test Plan
EXHIBIT 3                  As-Built Drawing Specifications
EXHIBIT 6.2                Emergency Maintenance Procedures
EXHIBIT 6.3                Routine Maintenance Standards

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                            FIBER OPTIC USE AGREEMENT

         THIS IS AN AGREEMENT (the "Agreement") entered into as of November 18, 1997, between FiveCom, LLC ("FiveCom"), a Massachusetts limited liability company, and Teleport Communications Boston (the "TCG"), a Massachusetts general partnership.

         Background. TCG is in the business of providing local telecommunications services and desires to lease a portion of FiveCom's fiber optic network and to utilize certain of FiveCom's services for the purpose of providing local and long distance telecommunications services by TCG. FiveCom is willing to lease a portion of its fiber optic network and to provide such services to TCG for that purpose. Based on these facts and the following mutual covenants and agreements, the parties agree as follows:

1.       TCG Fibers

         1.1 Route. TCG hereby leases from FiveCom the three fiber optic route segments shown in Exhibit 1.1(a) as "Segment 1," "Segment 2" and "Segment 3" (collectively the "TCG Fibers"). Segment 1 consists of [**]. Segment 2 consists of [**]. Segment 3 consists of [**]. The two points of Segment 3 will be spliced to two fibers provided by TCG on the [**] property. In addition, FiveCom shall construct, in accordance with Exhibit 1.1(b), an additional fiber optic line for TCG as described in Exhibit 1.1(b) (the "TCG Built Fibers"). FiveCom will provide and TCG agrees to accept a temporary alternative route for Segment 1 identified in Exhibit 1.1 as "temporary TCG route" until Segment 1 is completed pursuant to Section 1.3.

         1.2 Specifications. Both the TCG Fibers and the TCG Built Fibers shall satisfy the technical specifications (the "Specifications") set forth in Exhibit 1.2.

         1.3 Completion. FiveCom shall use its best efforts to complete construction and installation and have the TCG Fibers and the temporary TCG route fibers ready for testing pursuant to Section 2.1 no later than December 1, 1997 except for Segment 1 in its final form for which construction shall be completed and the Segment ready for testing no later than March 1, 1998. The TCG Built Fiber shall be available for testing pursuant to Section 2.1 on the date specified in Exhibit 1.1(b).

2.       Completion

         2.1 Testing and Completion. After installation of the TCG Fiber and also following the installation of the TCG Built Fibers, FiveCom shall conduct separate acceptance tests in accordance with the Acceptance Test Plan ("ATP") described in

Exhibit 2.1. FiveCom shall provide TCG with at least five days prior notice of the commencement of the conduct of the acceptance tests. TCG shall have the right to have a person or persons present to observe any tests conducted by FiveCom as a part of the ATP. Within 10 days of the conclusion of the acceptance testing FiveCom shall provide the TCG with certified test results in accordance with the ATP. The Completion Date shall be deemed to be the date on which TCG has been given OTDR readings, tracings and power readings specified in Exhibit 2.1, that are within the parameters of the Specifications (the "Completion Date").

         2.2 Failure to Meet Specifications. If the measured test results are not within the parameters of the Specifications, then within 10 days of its receipt of the certified results from FiveCom, TCG shall notify FiveCom in writing that such results are unacceptable and shall specify in reasonable detail the portions of the TCG Fibers or TCG Built Fibers that are not within the parameters of the Specifications. FiveCom shall then use its best efforts to bring the unacceptable portions of the TCG Fibers within the parameters of the Specifications. If FiveCom has not brought the operating standards of such portions of the TCG Fibers within the parameters of the Specifications within 10 days of the written notice from the TCG that such measured test results are unacceptable, TCG shall have the right to terminate this Agreement with respect to such Fibers. If TCG shall not have so terminated this Agreement within such 10 day period it will be deemed to have agreed that the test results are within the specifications cited in Exhibit 1.2.

3. Deliverables. FiveCom shall deliver two copies of the items listed in Exhibit 3 to TCG within 30 days following the Completion Date.

4.       Term

         4.1 Initial Term. Unless sooner terminated in accordance with the terms of this Agreement, TCG agrees to lease from FiveCom the TCG Fibers for one year and the TCG Built Fibers for 20 years (separately the "Initial Terms") commencing on the Completion Date.

         4.2 Extension. TCG shall have the option to renew the TCG Fibers for up to four one-year periods (each an "Extension Term") commencing at the expiration of the Initial Term of the TCG Fibers and at the end of each Extension Term concerning which TCG's option was exercised. TCG shall give at least 60 days notice of its intent to exercise any Extension Term.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


5.       Payments By TCG

         5.1 Basic Rate and First Payment for TCG Fibers. The TCG agrees to pay [**] during the Initial Term, representing [**] times 66 fiber miles, for the TCG Fibers. The first payment shall be made 30 days after the Completion Date. The lease rate for the TCG Fibers during the Extension Term shall be [**].

         5.2 Reduction. The basic rate for the TCG Fibers shall be [**] as are set forth in the Agreement, [**]. If FiveCom [**] as set forth in this Agreement [**]. FiveCom and TCG shall promptly thereafter execute an appropriate amendment to this Agreement [**].

         5.3 Outage Credit. TCG shall receive a credit ("Outage Credit") against the basic fiber rate due FiveCom if the TCG Fibers do not operate within the parameters of the Specifications. The Outage Credit shall be equal to the proportionate amount of lease fee for the fibers out of compliance paid by TCG for the duration of the noncompliance, measured from the time TCG notifies FiveCom of the problem until the time FiveCom, or TCG in the event of self help, has corrected the problem. The Outage Credit shall be [**].

         5.4 Payment for TCG Built Fiber. TCG shall reimburse FiveCom for all pole license expenses, [**] of such expenses as an administrative fee, incurred in connection with the TCG Built Fiber. In addition, TCG shall pay FiveCom [**]for the TCG Built Fiber in return for which FiveCom shall provide routine surveillance of the TCG Built Fiber.

6.       Maintenance and Repair of the TCG Fibers

         6.1 FiveCom's Obligations. All routine maintenance and repair functions and emergency maintenance and repair functions, including "One-Call" responses and cable locate services for the TCG Fibers shall be performed by or under the direction of FiveCom, at FiveCom's sole cost and expense. TCG shall have the right to have an employee or representative available at TCG's expense to assist FiveCom in any maintenance or repair of the TCG Fibers.

         6.2 Emergency Maintenance. FiveCom shall use best efforts to respond to any failure, interruption or impairment in the operation of the TCG Fibers within one hour after receiving a report from TCG of any such failure, interruption or impairment. TCG has the right to have a representative present to assist in any maintenance or repair. FiveCom recognizes that TCG's company objective is to have all fibers restored within four hours of any failure, interruption or impairment and

FiveCom will use its best efforts to accomplish this objective. When trouble is encountered on the TCG Fibers, TCG, to assist FiveCom in its emergency maintenance activities, will diagnose the trouble through OTDR testing, if possible, and ascertain and notify FiveCom of the location address to the nearest cross street. FiveCom shall use its best efforts to perform maintenance and repair to correct any failure, interruption or impairment in the operation of the TCG Fibers in accordance with the procedures set forth in Exhibit 6.2. In the event FiveCom fails to perform any emergency maintenance in accordance with FiveCom's emergency maintenance standards, after written notice from TCG, TCG shall have the right, but not the obligation, to undertake such emergency maintenance of the TCG Fibers, at FiveCom's expense, using contractors pre-approved by FiveCom.

         6.3 Routine Maintenance. FiveCom will schedule and perform specific periodic maintenance and repair and services, as set forth in FiveCom's routine maintenance Standards, attached hereto as part of Exhibit 6.3, from time to time on the TCG Fibers, at FiveCom's reasonable discretion, upon adequate advance notice to TCG, or at TCG's reasonable request. FiveCom shall use best efforts to provide TCG within 48 hours advance notice for routine maintenance and routine repair functions by notifying TCG's national transmission surveillance center at
(800) 824-4049. In the event of an emergency, similar notice shall be given to TCG as soon as the emergency is discovered. TCG may request additional reasonable routine maintenance by delivering to FiveCom, not more than twice per year, for FiveCom's approval, a statement detailing the maintenance and services TCG desires to be performed on the TCG Fibers. The cost for such additional routine maintenance shall be negotiated by the parties. In the event FiveCom fails to perform any routine maintenance in accordance with FiveCom's Routine Maintenance Standards, after written notice by TCG, TCG shall have the right, but not the obligation, to undertake such routine maintenance of the TCG Fibers, at FiveCom's sole cost and expense, using contractors pre-approved by FiveCom.

         6.4 Availability of TCG Fibers. TCG shall furnish to FiveCom six consecutive hours each calendar year for FiveCom to perform periodic maintenance and repair services on the TCG Fibers at an agreed time arranged at least 30 days in advance.

         6.5 Discontinuance by FiveCom. In the event FiveCom, or others acting in FiveCom's behalf after written notice to TCG, at any time during the term of this Agreement discontinues maintenance and/or repair of the TCG Fibers, TCG, or others acting in TCG's behalf, shall have the right, but not the obligation, to thereafter provide for the maintenance and repair of the TCG Fibers, at FiveCom's expense. Any such discontinuance shall be upon no less than six months prior written notice to TCG. In the event of such discontinuance, FiveCom shall obtain for TCG, or others acting in TCG's behalf adequate access to the rights-of-way on or within which the TCG Fibers are located, for the purpose of permitting TCG, or others acting in TCG's behalf, to undertaken such maintenance and repair of the TCG Fibers.

         6.6 Replacement. In the event all or any part of the TCG Fibers shall require replacement during the Initial Term of this Agreement, such replacement shall be made as soon as reasonably practical, at FiveCom's expense. FiveCom shall give TCG written notice of such replacement as soon as reasonably practicable before the replacement optical fiber cable is ordered from the manufacturer.

7.       Representations

         7.1 By FiveCom. FiveCom represents and warrants to TCG that it has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by FiveCom have been duly and validly authorized by all necessary corporate action on the part of FiveCom.

         7.2 By TCG. TCG represents and warrants to FiveCom that it has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by TCG have been duly and validly authorized by all necessary corporate action on the part of TCG.

8. Taxes. TCG shall pay to FiveCom its pro rata portion, based on FiveCom's actual cost without mark-up, of any taxes and franchise, license or permit fees imposed on FiveCom with respect to the TCG Fibers or the TCG Built Fibers, based upon a calculation made by dividing the number of TCG Fibers by the number of fibers contained in the cable sheath. If at any time during the Initial Term or an Extension Term a federal, state or local government authority seeks to impose any new taxes, franchise, license or permit fees on FiveCom because of FiveCom's provision of the TCG Fibers or the TCG Built Fibers, TCG shall pay FiveCom its pro rata share of such charges, provided TCG has been afforded a reasonable opportunity to challenge such taxes or fees and has agreed to indemnify FiveCom from any costs or penalties arising from such challenge.

9.       Limitation on Liability; Indemnification

         9.1 Consequential Damages. Neither TCG nor FiveCom shall be liable to the other for any indirect, special, punitive or consequential damages (including, but not limited to, any claim from any TCG for loss of services) arising under this Agreement or from any breach or partial breach of the provisions of this Agreement or arising out of any act or omission of either party hereto, its employees, servants, contractors and/or agents. Both FiveCom and TCG shall use their best efforts to include in any agreement with any third party relating to the use of the TCG Fibers or the TCG Built Fibers a waiver by such third party to any claim for indirect, special, punitive or consequential damages (including, but not limited to, any claim from any client or TCG for loss of services) arising out of or as a result of any act or omission by either party hereto, its employees, servants, contractors and/or agents.

         9.2 Indemnification. Each party hereto agrees to indemnify, defend, protect and save the other harmless from and against any claim, damage, loss, liability, cost and expense (including reasonable attorney's fees) in connection with any personal injury, including death, loss or damage to any property, or facilities of any party (including FiveCom, TCG or any other party operating or using any part of the FiveCom System or the TCG Fibers) arising out of or resulting in any way from the acts or omissions to act, negligent or otherwise, of such party, its employees, servants, contractors and/or agents in connection with the exercise of its rights and obligations under the terms of this Agreement or any breach by such party of any obligation contained herein.

         9.3 Third Parties. Nothing contained herein shall operate as a limitation on the right of either party hereto to bring an action for damage, including consequential damages, against any third party based on any acts or omissions of such third party as such acts or omissions may affect the construction, operation or use of the TCG System or the TCG Fibers, provided, however, that each party hereto shall assign such rights or claims, execute such documents and do whatever else may be reasonably necessary to enable the injured party to pursue any such action against such third party.

10. Force Majeure. The obligations of the parties hereto are subject to force majeure and neither party shall be in default under this Agreement if any failure or delay in performance is caused by strike or other labor problems; accidents; acts of God; fire; flood; adverse weather conditions; material or facility shortages or unavailability not resulting from such party's failure to timely place orders therefore; lack of transportation; the imposition of any governmental codes, ordinances, laws, rules, regulations or restrictions; condemnation or the exercise of rights of eminent domain; war or civil disorder; or any other cause beyond the reasonable control of either party hereto; provided, however, that the incidence of strikes or other labor unrest shall not delay commencement of the running of time periods which must expire before TCG shall be entitled to itself take corrective action under the terms of this Agreement.

11. Permits and Required Rights-of-way. TCG recognizes that all or a portion of the TCG Fibers and the TCG Built Fibers are located on rights of way made available to FiveCom by one or more public utilities. FiveCom has informed TCG that the agreements under which these rights of way have been made available contain provisions allowing the utility to withdraw or limit that availability under certain circumstances. TCG shall not assert any claim against FiveCom because of or based upon such withdrawal or limitation if unless such withdrawal or limitation occurred because of a wrongful or alleged wrongful action or omission to act by FiveCom.

12. Relocation of TCG Fibers. If FiveCom is required by any third party to relocate any of the facilities used or required in providing the TCG Fibers, FiveCom shall give TCG at least 60 days (or such lesser period of notice that FiveCom may have received) prior written notice of any such relocation and TCG shall be entitled to terminate this Agreement by giving at least 30 days prior written notice to FiveCom. In the event this Agreement is not terminated, FiveCom shall relocate the TCG Fibers and, to the extent FiveCom is not reimbursed for the cost of such relocation by a third party, governmental entity or otherwise, FiveCom shall be responsible for all the costs associated with the relocation of the TCG Fibers. If FiveCom desires, for any other reason, to relocate any of the facilities used or required in providing the TCG Fibers, such relocation shall be undertaken at FiveCom's sole cost and expense.

13. Use of the TCG Fibers. TCG shall not use the TCG Fibers in any way which fails to comply with any applicable federal, state or local code, ordinance, law, rule, regulation or restriction or any policy of insurance. TCG shall use the TCG Fibers for TCG's network services and not for resale or transfer.

14. Confidentiality. If Parties have previously executed a Confidentiality Agreement dated May 12, 1997 and the terms of that Confidentiality Agreement shall continue in full force and shall not be superseded by this Agreement.

15.      Default and Termination

         15.1 By TCG. TCG shall not be in default under this Agreement, or in breach of any provision hereof unless and until FiveCom shall have given TCG written notice of such breach and TCG shall have failed to cure the same within 30 days after receipt of such notice; provided, however, that where such breach cannot reasonably be cured within such 30 day period, if TCG shall proceed promptly to cure the same and prosecute such curing with due diligence, the time for curing such breach shall be extended for such period of time as may be necessary to complete such curing. Upon the failure by TCG to timely cure any such breach after notice thereof from FiveCom, FiveCom shall have the right, in its sole discretion, to take such action as it may determine, to be necessary to cure the breach or to terminate this Agreement upon written notice to TCG.

         15.2 By FiveCom. FiveCom shall not be in default under this Agreement or in breach of any provision hereof unless and until TCG shall have given FiveCom written notice of such breach and FiveCom shall have failed to cure the same within

30 days after receipt of such notice; provided, however, that where such breach cannot reasonably be cured within such 30 day period, if FiveCom shall proceed promptly to cure the same and prosecute such curing with due diligence, the time for curing such breach shall be extended for such period of time as may be necessary to complete such curing. Upon the failure by FiveCom to timely cure any such breach after notice thereof from TCG, TCG shall have the right in its sole discretion to take such action as it may determine, to be necessary to cure the breach or to terminate this Agreement.

         15.3 Remedies Cumulative. No remedy provided for herein is intended to be exclusive but each remedy shall be cumulative and in addition to and may be exercised concurrently with any other remedy available to FiveCom or TCG at law or in equity.

         15.4 Optional Termination by TCG. TCG shall have the option, at its sole discretion and for any reason, to terminate this Agreement upon 180 days prior written notice to FiveCom and upon payment to FiveCom of all amounts due to the end of the Initial Term or, if in effect, any Extension Term with respect to the TCG Fibers and any sums that may be due with respect to the TCG Built Fibers or otherwise under this Agreement.

16. Notices. Unless otherwise provided herein, all notices and communications concerning this Agreement shall be in writing and addressed as follows:

If to FiveCom:

                  FiveCom LLC
                  391 Totten Pond Road, Suite 401
                  Waltham, MA  02154-2014
                           Attention:  Michael A. Musen
                           Facsimile Number:  (617) 890-8404

If to TCG:

                  Teleport Communications Boston
                  10 High Street
                  Boston, MA  02110
                  Attention:  Director of Operation
                  Facsimile Number:  (617) 476-4760

With a copy to its General Counsel at:

                  TCG
                  One Teleport Drive
                  Staten Island, NY  10311
                  Facsimile Number:  (718) 355-4595

or at such other address as may be designated in writing to the other party. Unless otherwise provided herein, notices shall be sent by certified U.S. Mail, return receipt requested, or by commercial overnight delivery service, or by facsimile, and shall be deemed delivered: if sent by U.S. Mail, five days after deposit; if sent by facsimile, upon verification of receipt; or, if sent by commercial overnight delivery service, one business day after deposit.

17.      Assignment; Succession

         17.1 By TCG. Except as provided in this Section 18.1, TCG shall not assign or otherwise transfer this Agreement, in whole or in part, to any other party without the prior written consent of FiveCom, which consent shall not be unreasonably withheld or delayed; provided, however, that without such consent, TCG shall have the right to assign, sublet or otherwise transfer this Agreement, in whole or in part, to any parent, subsidiary or affiliate of TCG which shall control, be under the control of or be under common control with TCG, or any corporation which purchases all or substantially all of the assets of TCG. Any assignee or transferee shall continue to perform the TCG obligations to FiveCom under this Agreement. It will be reasonable for FiveCom to take into consideration the financial stability and ability to pay of any assignee.

         17.2 By FiveCom. Except as provided in this Section 20.2, FiveCom shall not assign or otherwise transfer this Agreement, in whole or in part, to any other party without the prior written consent of TCG, which consent shall not be unreasonably withheld or delayed. It is expressly understood that TCG shall not consent to any such assignment if TCG has reasonably determined that the proposed assignee lacks appropriate financial viability and technical capabilities suitable for providing maintenance and repair of the TCG Fibers and is incapable of performing FiveCom's obligations under this Agreement to TCG's satisfaction. Notwithstanding the foregoing provisions of this Section 20.2, FiveCom shall have the right without TCG 's consent, to assign or otherwise transfer this Agreement to any parent, subsidiary or affiliate of FiveCom which shall control, be under the control of or be under common control with FiveCom, or any corporation which purchases all or substantially all of the assets of FiveCom. Any assignee or transferee shall continue to perform the FiveCom obligations to TCG under the terms of this Agreement.

         17.3 Succession. Subject to the provisions of this Section 18, this Agreement, and each parties' respective rights and obligations hereunder, shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective permitted successors and assigns.

18. Vendors. TCG shall have the right to review FiveCom's list of proposed vendors, suppliers and manufacturers of materials to be used in the installation and construction of the TCG Fibers.

19. Governing Law. This Agreement shall be interpreted and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to its principles of conflicts of laws.

20.      Dispute Resolution.

         20.1 Arbitration. Any dispute arising out of or related to this Agreement shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association in Boston, Massachusetts. The costs of arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties unless the arbitration award provides otherwise. Each party shall bear the cost of preparing and presenting its case. The parties agree that this provision and the arbitrator's authority to grant relief shall be subject to the United States Arbitration Act, 9 U.S.C. 1-16 et seq. ("USAA"), the provisions of this Agreement, and the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes. The parties agree that the arbitrator shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Section 21.1, and in no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The arbitrator's decision shall follow the plain meaning of the relevant documents, and shall be final and binding. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings shall be governed by the USAA.

         20.2 Continuation of Service. FiveCom shall continue to provide the TCG Fibers pursuant to this Agreement during the proceedings and litigation described in Section 21.1 and TCG shall continue to make payments in accordance with this Agreement.

21.      Miscellaneous

         21.1 Headings. The headings of the Sections in this Agreements are strictly for convenience and shall not in any way be construed as amplifying or limiting any of the terms, provisions or conditions of this Agreement.

         21.2 Amendments. This Agreement may be amended only by a written instrument executed by the party against whom enforcement of the modification is sought.

         21.3 No Waiver. No failure to exercise and no delay in exercising, on the part of either party hereto, any right, power or privilege hereunder shall operate as a waiver hereof, except as expressly provided herein.

22. Defined Terms. The following terms are defined in the following locations in this Agreement:


Agreement                                          Paragraph 1
ATP                                                Section 2.1
Completion Date                                    Section 2.1
Extension Term                                     Section 4.2
FiveCom                                            Paragraph 1
Initial Term                                       Section 4.1
Outage Credit                                      Section 5.3
Specifications                                     Section 1.2
TCG                                                Paragraph 1
TCG Built Fibers                                   Section 1.1
TCG Fibers                                         Section 1.1
USAA                                               Section 20.1

23. Entire Agreement. This Agreement and the Exhibits constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede any and all prior negotiations, understandings and agreements with respect hereto, whether oral or written other than the Confidentiality Agreement referred to in Section 14.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement and an agreement under seal as of the day and year first above written.

FiveCom LLC                                 Teleport Communications Boston

By:      FiveCom, Inc., Its Manager         By:      TC Boston Holdings, Inc.
                                                     a general partner

By: /s/ Michael A. Musen                    By:
    -------------------------------              ------------------------------
Name:                                       Name:
    -------------------------------              ------------------------------
Title:                                      Title:
    -------------------------------              ------------------------------

                                                                  EXHIBIT 1.1(a)

                          Route and Demarcation Points

                                       for

                                   TCG Fibers







                                     [Graph]

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                                                                  EXHIBIT 1.1(b)

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                TCG Built Fibers


         1. FiveCom will build from the [**] shown on Exhibit 1.1, or acceptable alternative splice point, to the TCG node located in [**]. FiveCom will work closely with TCG during the design phase to ensure that all design requirements are met for this short route. The mileage has been estimated at less than seven miles.

         2. This construction will be done on a cost plus [**] if the work is completed before December 15, 1997. Every effort is being made to achieve a December 1 completion. Any work completing after December 15, 1997 as a result of FiveCom's performance, will result in FiveCom's profit markup being applied to expediting construction completion. Costs shall include a [**] of direct labor and material cost factor for overhead, G&A and supervision.

         3. Prior to commencing the work, TCG shall review and approve the design and cost estimate. TCG shall pay [**] the construction costs up front followed by a final payment at the Completion Date. TCG shall have access to the system fibers along this segment to accommodate any future routes that might be spliced into this segment. FiveCom shall have the right to, at its expense, to add additional fibers on the route described in this Exhibit 1.2(a).


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                                                                     EXHIBIT 1.2

                            Technical Specifications


1. The maximum bi-directional average splice loss shall not exceed .08 dB.

2. All splices shall be sealed in waterproof splice enclosures.

3. Between the wavelengths of 1300nm and 1320nm, fiber attenuation shall not exceed 0.4 dB/km for standard single-mode fiber and shall not exceed 0.5 dB/km for TrueWave, from temperatures between -40 and +65 C.

4. Between the wavelengths of 1540nm and 1560nm, fiber attenuation shall not exceed 0.3 dB/km for temperatures between -40 and +65 and shall not exceed 0.25 dB/nm for TrueWave.

5. The wavelength of zero fiber dispersion shall be between 1300nm and 1320nm for unshifted single-mode fiber. The wavelength of zero fiber dispersion shall be between 1535nm and 1565nm for TrueWave. The slope of the dispersion curve at the wavelength of zero dispersion shall not exceed .10ps/nm/km.

6. The fiber dispersion at a wavelength of 1500nm shall not exceed 5ps/(nm (bullet) km).

7. The fiber cut-off wavelength shall be less than 1330nm and greater than 1130nm.

8. Fiber attenuation shall be uniform along its entire cable length. Attenuation discontinuities shall not exceed .1 dB at either 1300nm or 1550nm as measured at any point along the fiber.


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                                                                       EXHIBIT 3


                         As-Built Drawing Specifications


FiveCom shall deliver as-built drawings in either Autocad or DXF format in addition to five 11" by 17" hard copies.

At a minimum, FiveCom's As-built drawings will include:

1.       A route diagram that illustrates the location of the:

                  End Locations
                  Splice Locations
                  Repeater Locations

2. Manufacturer, type of cable, fiber count, and reel numbers.

3. A summary of distances between the locations listed above and offset of cable in relation to fixed objects.

4. The type of cable construction between locations, buried, aerial, conduit and any typicals or details needed for the specified type of construction.

5. Any geographic information deemed necessary to further clarify the route.

6. Detailed route information that includes:

                  Street, road and highway names Railroad and/or highway crossings Bridge Crossings Manhole and pole identification Pole-to-pole distances in feet Manhole-to-manhole distances in feet
                  Distances along or between any other attachment points on the route New conduit, manhole, and pole installations Building riser and lateral conduit locations, if any

7. Names of all manufacturers whose optical fiber cable, associated splices and other equipment are used in installing and providing the TCG Fibers.



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Dispatch:

FiveCom shall respond to the notification immediately upon taking the call. For required emergency restoration. Technicians and appropriate equipment will report to the location controlling signals designated by TCG. FiveCom will log in at the location and pick up needed restoration materials.

Restoration Activities: Troubleshooting will continue until the problem is found.

         The restoration sequence will be:

         [bullet]   Report of Damage
         [bullet]   Estimate time to repair
         [bullet]   Notification of Utilities if needed (i.e., downed pole)
         [bullet]   Verbal report of tasks to repair given to the representative of TCG and to TCG.

4.       Repair:

a.       Channel or End Equipment Problems:

         FiveCom technicians will isolate the signal problem by reviewing the following:

                  1.       visible alarms on bay or terminal equipment.
                  2.       computer generated equipment logs.
                  3. review of performance statistics for common and TCG equipment.
                  4. application of DS1 & DS3 test equipment, fiber optic signal level meter and ADDER as required.

Testing and diagnostics will be coordinated with TCG technicians. FiveCom technicians will remain on the call until all alarm or signal problems have been corrected.

b.       Outside Plant Repairs

         Commencing immediately FiveCom will restore service to the link by fusion splice methods, as a first priority, or with mechanical connectors as a second choice. FiveCom will use its fusion splicer and ADDER power meter and all other equipment required, excluding only the parts in the restoration kit.




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